UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2012

Tuesday Morning Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 387-3562

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 23, 2012, Tuesday Morning Corporation, held a conference call to review second quarter fiscal 2012 results at approximately 4:00 PM Central Time.  Due to technological difficulties, listeners may not have been able to hear the conference call in its entirety.  Accordingly, a transcript of the conference call is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.  Transcript of the Tuesday Morning Corporation Second Quarter Fiscal 2012 Earnings Release Call held on January 23, 2012.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tuesday Morning Corporation (Registrant)
January 24, 2012 (Date)	/s/ STEPHANIE BOWMAN Stephanie Bowman Executive Vice President and Chief Financial Officer

Exhibit Index 99.1 Transcript of the Tuesday Morning Corporation Second Quarter Fiscal 2012 Earnings Release Call held on January 23, 2012.